Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 dated as of March 20, 2019 (this “Amendment”), to the CREDIT AGREEMENT dated as of January 21, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement), among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement in the manner set forth herein; and

WHEREAS, the Lenders party hereto are willing to agree to the requested amendment as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Rules of Interpretation. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendment to Credit Agreement. Section 4.02(a) of the Credit Agreement is hereby amended by inserting the text “(with respect to any Revolving Borrowing, excluding Sections 3.04(d) and 3.06(a)(i) of this Agreement)” immediately after the text “set forth in the Loan Documents” in such Section.

SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders and Issuing Banks that:

(a) This Amendment has been duly authorized, executed and delivered by the Borrower and each of this Amendment and the Credit Agreement, as amended hereby, constitutes its legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of the Borrower set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment Effective Date (as defined below), except in the case of any such

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representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when:

(a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) the Required Lenders, (iii) the Majority in Interest of the Revolving Lenders and (iv) each Issuing Bank;

(b) each of the representations and warranties set forth in Section 3 hereof shall be true and correct; and

(c) the Administrative Agent shall have received payment of all expenses required to be paid or reimbursed by the Borrower under or in connection with this Amendment, including those expenses set forth in Section 8 hereof.

SECTION 5. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Amendment Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

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SECTION 7. Counterparts; Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of an original executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent, the Issuing Banks, and the Lenders party hereto.

SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CROWN CASTLE INTERNATIONAL CORP., as the Borrower

By	/s/ Kenneth J. Simon
	Name:	Kenneth J. Simon
	Title:	SVP and General Counsel

[Fourth Amendment Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, a Lender and an Issuing Bank

By	/s/ Bruce Borden
	Name:	Bruce Borden
	Title:	Executive Director

[Fourth Amendment Signature Page]

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By	/s/ Kyle Oberkrom
	Name:	Kyle Oberkrom
	Title:	Associate

[Fourth Amendment Signature Page]

[Lender Signature Pages on File with the Administrative Agent]

[Fourth Amendment Signature Page]